UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
___________________________________________________________________________________________________________________________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 3, 2025
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ICHOR HOLDINGS, LTD.
(Exact name of registrant as specified in its charter)
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Cayman Islands	001-37961	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
3185 Laurelview Ct.
Fremont, California 94538
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (510) 897-5200
Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.0001	ICHR	The NASDAQ Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§ 240.12b‑2 of this chapter).
Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Separation of Chief Executive Officer and Director
On August 3, 2025, Jeffrey Andreson, the Chief Executive Officer of Ichor Holdings, Ltd. (the "Company") and the Board of Directors of the Company (the “Board”) agreed to a CEO transition plan. In connection therewith, the Board will promptly engage a search firm to identify a new CEO (the “Successor CEO”) to succeed Mr. Andreson.
In connection with the transition, the Company and Mr. Andreson entered into a Transition Agreement (the “Transition Agreement”), effective as of August 3, 2025 (the “Effective Date”), pursuant to which Mr. Andreson will continue to serve as CEO and a member of the Board until the date on which a Successor CEO is appointed (such date, the “Transition Date”). Following the Transition Date, Mr. Andreson will serve in an advisory capacity until August 31, 2026, unless his employment is earlier terminated pursuant to the Transition Agreement (such period, the “Transition Period”). Following the Transition Period, Mr. Andreson’s employment will terminate and he will not be entitled to additional compensation or benefits.
Until the Transition Date, Mr. Andreson will continue to receive his current annual base salary and employee benefits and remain eligible to earn a cash performance bonus for calendar year 2025.
During the Transition Period, Mr. Andreson will assist with onboarding the Successor CEO, support investor relations, advise on ongoing mergers and acquisitions activities, and contribute to business development efforts. In exchange for satisfactorily providing such services during the Transition Period, subject to Mr. Andreson’s execution and non-revocation of a general release of claims (the “Release Condition”) and continued compliance with any restrictive covenants between Mr. Andreson and the Company, and provided further that Mr. Andreson is not terminated (i) for Cause (as defined in the Ichor Holdings, Ltd. Amended and Restated Select Severance Plan (the “Severance Plan”)) or (ii) without Cause in connection with a Change in Control (as defined in the Severance Plan) prior to August 31, 2026, Mr. Andreson will be entitled to the following transition benefits (“Transition Period Benefits”) during the Transition Period: (i) a base salary equal to $20,000 per month, (ii) continued participation in the Company’s employee benefit programs, and (iii) notwithstanding anything to the contrary set forth in the applicable award agreements, Mr. Andreson’s outstanding unvested equity awards granted pursuant to the Ichor Holdings, Ltd. 2025 Omnibus Incentive Plan and Ichor Holdings, Ltd. 2016 Omnibus Incentive Plan, as applicable, will remain outstanding and continue to vest in accordance with the terms of the applicable award agreements. Any portion of Mr. Andreson’s equity awards that remains unvested at the expiration of the Transition Period will be automatically forfeited for no consideration.
In the event a Change in Control (as defined in the Severance Plan) is consummated prior to the Transition Date, and Mr. Andreson is terminated by the Company (or successor company, as applicable) without Cause in connection with such Change in Control prior to August 31, 2026, Mr. Andreson will be entitled to payments and benefits generally consistent with those he would have received under the Severance Plan in connection with a Change in Control Related Termination (as defined in the Severance Plan).
In exchange for the Transition Period Benefits and the Change in Control Benefits, as applicable, Mr. Andreson agreed to (i) waive any right to claim Good Reason (as defined in the Severance Plan) in connection with the transition, and (ii) waive any payments and benefits provided under the Severance Plan. Pursuant to the Transition Agreement, Mr. Andreson will not be eligible to receive a calendar year 2026 annual bonus or any equity award grants following the Effective Date.
The entry into the Transition Agreement was not the result of any disagreement between Mr. Andreson and the Company on any matter relating to its operations, policies, or practices.
The foregoing description of the Transition Agreement is subject to and qualified in its entirety by reference to the full text of the Transition Agreement, which is attached as Exhibit 10.1 to this Report and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.
On August 4, 2025, the Company issued a press release announcing the transition and such press release is attached hereto and furnished as Exhibit 99.1.
The information contained in this Item 7.01 and Exhibit 99.1 hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
10.1	Transition Agreement, dated as of August 3, 2025, by and between Ichor Holdings, Ltd. and Jeffrey Andreson.
99.1	Press Release issued by Ichor Holdings, Ltd. on August 4, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ICHOR HOLDINGS, LTD.

Date: August 4, 2025	/s/ Greg Swyt
Greg Swyt
Chief Financial Officer